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                                                                  EXHIBIT 10.41

                     LOAN DOCUMENTS MODIFICATION AGREEMENT

     THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 3rd day of December, 2001, by and between SUBURBAN LODGES OF AMERICA, INC., a Georgia corporation, SUBURBAN HOLDINGS, L.P., a Georgia limited partnership and SUBURBAN CONSTRUCTION, INC., a Georgia corporation (hereinafter collectively referred to as the "Borrower"), and SOUTHTRUST BANK, an Alabama banking corporation ("Lender").

                             BACKGROUND STATEMENT

     Borrower and Lender are parties to that certain Amended and Restated Loan Agreement dated September 27, 2000 (hereinafter referred to as the "Agreement"). All capitalized terms used herein shall have the same meanings as are ascribed to them in the Agreement unless otherwise herein defined. Borrower has also executed in favor of Lender that certain (i) Amended and Restated Line of Credit Note dated September 27, 2000, in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) (the "Line of Credit Note"), (ii) Non-Revolving Draw-Down Term Note dated September 27, 2000, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the "Term Note") (the Line of Credit Note and the Term Note are hereinafter collectively referred to as the "Note"), and (iii) certain other loan documents relating to and/or securing obligations arising under the Agreement and the Notes (any and all other loan documents executed in connection with the Note and the Agreement hereinafter collectively referred to as the "Loan Documents"). Borrower and Lender have agreed to modify the Agreement and the Loan Documents to reflect the same, and the parties are entering into this Amendment to evidence their agreement.

                                   AGREEMENT

     FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

1. AMENDMENT OF AGREEMENT. As of the date hereof, Borrower hereby reaffirms and restates each and every covenant, warranty and representation set forth in the Agreement. In addition, Borrower and Lender do hereby amend the Agreement, effective as of the date hereof, by deleting Section 507(a) in its entirety and replacing the same with the following:

     "SECTION 507. Financial Covenants. Borrower shall not violate (or permit the violation of) any of the following financial covenants:

(a) Suburban Debt Service Coverage Ratio: For each fiscal quarter, Suburban shall maintain a Suburban Debt Service Coverage Ratio of no less than 1.65 :
1.00, measured and reviewed quarterly, on a rolling twelve (12) month basis."

2. MODIFICATION OF LOAN DOCUMENTS. As of the date hereof, Borrower hereby reaffirms and restates each and every covenant, warranty and representation set forth in the Agreement to reflect the terms of this Amendment.
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3.     RATIFICATION. Except as herein expressly modified or amended, all the terms and conditions of the Agreement, the Note and the other Loan Documents are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to the transactions contemplated by this Amendment, Borrower agrees to pay all fees and expenses incurred in connection with this Amendment.

4. NO DEFENSES; RELEASE. For purposes of this Paragraph 4, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrower shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto. Borrower hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Agreement.

5. NO NOVATION. Borrower hereby acknowledges and agrees that this Amendment shall not constitute a novation of the indebtedness evidenced by Note.

6. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Agreement or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Obligations or any portion thereof, or with respect to matters involving security for the Obligations, or with respect to any other matter relating to the Obligations, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Obligations or any matter relating to the Obligations.

7. NO RELEASE OF COLLATERAL. Borrower further agrees that this Amendment shall in no way occasion a release of any collateral held by Lender as security to or for the Obligations, and that all collateral held by Lender as security to or for the Obligations shall continue to secure the Obligations.


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8.       SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by Borrower and Lender as of the day and year first above written.

                                    BORROWER:

                                    SUBURBAN LODGES OF AMERICA, INC., a
                                    Georgia corporation


                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer

                                             (CORPORATE SEAL)


                                    SUBURBAN CONSTRUCTION, INC., a
                                    Georgia corporation


                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer

                                             (CORPORATE SEAL)


                                    SUBURBAN HOLDINGS, L.P., a
                                    Georgia limited partnership

                                    By:  Suburban Management, Inc., its
                                         General Partner

                                    By:  /s/ Paul A. Criscillis, Jr.
                                       --------------------------------
                                         Paul A. Criscillis, Jr.,
                                         Chief Financial Officer


                                    LENDER:

                                    SOUTHTRUST BANK, an Alabama banking
                                    corporation, successor by conversion
                                    to SouthTrust Bank, N.A., a national
                                    banking corporation


                                    By:  /s/ William Harris
                                       --------------------------------
                                         William Harris, Vice President


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